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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use of our report on the financial statements of ASHLAWN ENERGY, INC. dated April 12, 1995 except for note J for which the date is May 25, 1995 in the Prospectus for Forcenergy Inc constituting part of this Registration Statement on Form S-1 Amendment No. 2. We also consent to the reference to us under the heading "Experts" in the Prospectus contained therein.






LaPORTE, SEHRT, ROMIG AND HAND
A Professional Accounting Corporation


Metairie, Louisiana
June 4, 1996